UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

                     Form 8K


                CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the
       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) June 6, 2003


       Commission file Number: 000-27143

                   EUROSOFT CORP.
 (Exact Name of Registrant as Specified in its Charter)

FLORIDA                               22-3528310
(State of other jurisdiction of    (I.R.S. Employer
incorporation or organization)     Identification Number)


703 Lucerne Avenue, Suite 201, Lake Worth, Florida 33460
(Address of principal executive offices)        (Zip Code)

                     (561)(540 5886)
    (Registrant's Telephone Number, Including Area Code)

ITEM 1. Changes In control of Registrant

  Pursuant to the attached Agreement and Plan of Reorganization and Corporation Separation, Bing Research Corp. was spun out of Eurosoft Corporation effective June 6, 2003.



Eurosoft Corporation

By: Tim Cammel
President,Secretary,Treasurer


EXHIBIT